Amended Schedules A and B, as last revised June 28,
2011, to the Investment Sub-Advisory Agreement dated
July 8, 2009  between SIMC and AQR Capital
Management, LLC with respect to the Large Cap and Small Cap Funds are filed herewith.

Amended Schedule B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement dated July
1, 2003 between SIMC and Aronson+Johnson+Ortiz LP with respect to the Large Cap, Large Cap Diversified
Alpha and U.S. Managed Volatility Funds are filed herewith.

Amended Schedule B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement dated
August 28, 2003 between SIMC and INTECH Investment
Management LLC with respect to the Large Cap
Disciplined Equity, Large Cap Diversified Alpha and
International Equity Funds are filed herewith.

Amended Schedule B, as last revised July 1, 2011, to the Investment Sub-Advisory Agreement dated July 13,
2007 between SIMC and Janus Capital Management LLC with respect to the Small Cap and Small/Mid Cap
[Equity] Funds are filed herewith.

Amended Schedules A and B, as last revised June 30,
2011, to Investment Sub-Advisory Agreement dated
August 3, 2007 between SIMC and PanAgora Asset
Management Inc. with respect to the Emerging Markets
Equity Fund is filed herewith.

Investment Sub-Advisory Agreement dated June 24,
2011 between SIMC and Tocqueville Asset Management
Inc with respect to the Large Cap Diversified Alpha
Fund is filed herewith.

Investment Sub-Advisory Agreement dated June 24,
2011 between SIMC and Waddell & Reed Investment
Management Company with respect to the Large Cap
Fund is filed herewith..

Amended Schedule B, dated June 21, 2011, to the
Investment Advisory Agreement, dated June 14, 1996, between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective
Amendment No. 53 to Registrants Registration
Statement on Form N-1A (File Nos. 033-58041 and 811-
07257), filed with the SEC on June 23, 2011.

Investment Sub-Advisory Agreement dated June 22,
2011 between SIMC and AllianceBernstein L.P. with
respect to the Multi-Asset Real Return Fund is
herein incorporated by reference to Exhibit (d)(5)
of Post-Effective Amendment No. 53 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
58041 and 811-07257), filed with the SEC on June 23,
2011.
..

Amended Schedules A and B, as last revised April 20,
2007, to the Investment Sub-Advisory Agreement dated
November 28, 2005 between SIMC and Ashmore
Investment Management Ltd with respect to the
Emerging Markets Debt Fund is herein incorporated by
reference to Exhibit (d)(21) of Post-Effective
Amendment No. 53 to Registrants Registration
Statement on Form N-1A (File Nos. 033-58041 and 811-
07257), filed with the SEC on June 23, 2011.
..

Investment Sub-Advisory Agreement dated July 1, 2003
between SIMC and McKinley Capital Management, LLC
(f/k/a McKinley Capital Management, Inc.) with
respect to the International Equity Fund is herein
incorporated by reference to Exhibit (d)(56) of
Post-Effective Amendment No. 53 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
58041 and 811-07257), filed with the SEC on June 23,
2011.
..

Amended Schedules A and B, as last revised April 6,
2010, to the Investment Sub-Advisory Agreement dated
May 4, 2009 between SIMC and Neuberger Berman
Management LLC with respect to the Large Cap, International Equity and Emerging Markets Equity
Funds are herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 53 to Registrants Registration Statement on Form N-1A
(File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.


Investment Sub-Advisory Agreement dated August 3,
2007 between SIMC and PanAgora Asset Management Inc
with respect to the Small/Mid Cap Equity, Small Cap
and Emerging Markets Equity Funds is herein
incorporated by reference to Exhibit (d)(63) of
Post-Effective Amendment No. 53 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
58041 and 811-07257), filed with the SEC on June 23,
2011.
..

Amended Schedules A and B dated April 14, 2010 to
the Investment Sub-Advisory Agreement dated August
3, 2007 between SIMC and PanAgora Asset Management
Inc with respect to the Small/Mid Cap Equity and
Emerging Markets Equity Funds are herein
incorporated by reference to Exhibit (d)(64) of
Post-Effective Amendment No. 53 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
58041 and 811-07257), filed with the SEC on June 23,
2011.
..
Investment Sub-Advisory Agreement dated March 25,
2010 between Schroder Investment Management North
America Inc and Schroder Investment Management North
America Ltd with respect to the International Equity
Fund is herein incorporated by reference to Exhibit
(d)(73) of Post-Effective Amendment No. 53 to
Registrants Registration Statement on Form N-1A
(File Nos. 033-58041 and 811-07257), filed with the SEC on June 23, 2011.

Investment Sub-Advisory Agreement dated May 14, 2002
between SIMC and Security Capital Research &
Management Incorporated with respect to the Small
Cap Fund is herein incorporated by reference to
Exhibit (d)(74) of Post-Effective Amendment No. 53
to Registrants Registration Statement on Form N-1A
(File Nos. 033-58041 and 811-07257), filed with the
SEC on June 23, 2011.
..Investment Sub-Advisory Agreement dated December
21, 2009 between SIMC and Thornburg Investment
Management Inc with respect to the World Equity Ex-
U.S. Fund is herein incorporated by reference to
Exhibit (d)(82) of Post-Effective Amendment No. 53
to Registrants Registration Statement on Form N-1A
(File Nos. 033-58041 and 811-07257), filed with the
SEC on June 23, 2011.
..
Schedule B dated December 13, 1999 to the Investment
Sub-Advisory Agreement dated June 14, 1996 between
SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 53 to Registrants
Registration Statement on Form N-1A (File Nos. 033-
58041 and 811-07257), filed with the SEC on June 23, 2011.